UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 27, 2012

Dollar General Corporation

(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 855-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

Underwriting Agreement

On March 27, 2012, Dollar General Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), dated as of March 27, 2012, with certain selling shareholders, including Buck Holdings, L.P. (“Buck Holdings” and, collectively, the “Selling Shareholders”), Citigroup Global Markets Inc., Goldman, Sachs & Co., KKR Capital Markets LLC, Barclays Capital Inc. and J.P. Morgan Securities LLC (the “Representatives”, and together with the other underwriters named in Schedule I thereto the “Underwriters”) with respect to a registered underwritten public offering of 25,000,000 shares of the Company’s common stock, $0.875 par value per share (the “Common Stock”), at a public offering price of $45.25 per share, to be sold by the Selling Shareholders.  The Underwriting Agreement grants the Underwriters a 30-day option to purchase up to an additional 3,750,000 shares of Common Stock from Buck Holdings. On March 28, 2012, the Representatives notified the Company that they elected to exercise the option to purchase an additional 3,750,000 shares of Common Stock from Buck Holdings.  The secondary offering was completed on April 2, 2012.

The sale of the Common Stock by the Selling Shareholders was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-165800) (the “Registration Statement”), including a prospectus supplement dated March 27, 2012 (the “Prospectus Supplement”) to the prospectus contained therein dated March 31, 2010 (the “Base Prospectus”), filed by the Company with the Securities and Exchange Commission, pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Common Stock, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

Goldman, Sachs & Co. and an affiliate of Kohlberg Kravis Roberts & Co. L.P. acted as Underwriters for the secondary offering.  Kohlberg Kravis Roberts & Co. L.P. and Goldman, Sachs & Co., through their investment in Buck Holdings, L.P., are significant shareholders of the Company.

Certain of the Underwriters or their affiliates perform and have performed commercial and investment banking and advisory services for the Company from time to time for which they receive and have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business for which they will receive fees and expenses.

Amended and Restated Credit Agreement

On March 30, 2012, the Company entered into an amended and restated credit agreement (the “Amended and Restated Credit Agreement”) among the Company, CitiCorp North America, N.A. as administrative agent and collateral agent, and the other agents and lenders party thereto. The Amended and Restated Credit Agreement modifies the terms of the Company’s existing term loan credit facility (as so amended, the “Term Loan Facility”).  The following is a summary of the material terms of the amendments to the Term Loan Facility set forth in the Amended and Restated Credit Agreement and is qualified in its entirety by reference to the copy of the

Amended and Restated Credit Agreement that is filed as Exhibit 4.1 to this Current Report on Form 8-K.

The Amended and Restated Credit Agreement provides for, among other things:

•                  The creation of a tranche C term loan through the extension of the maturity of $678,911,062 of the existing tranche B-1 term loans and $200,789,385 of the existing tranche B-2 term loans to July 6, 2017 (from July 6, 2014);

•                  the ability of the Company to refinance its existing senior subordinated notes with senior notes;

•                  additional capacity for the Company to make investments, restricted payments and debt prepayments ; and

•                  subject to certain conditions, the ability of the Company to extend the term loans of any lender without the consent of any other lender and the ability of the Company to refinance the term loans with either secured or unsecured credit facilities or notes.

Affiliates of each of Kohlberg Kravis Roberts & Co. L.P. and Goldman, Sachs & Co. (among other entities) acted as joint lead arrangers for the Amended and Restated Credit Agreement.  Kohlberg Kravis Roberts & Co. L.P. and Goldman, Sachs & Co., through their investment in Buck Holdings, L.P., are significant shareholders of the Company.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Amended and Restated Credit Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01                                           Other Events.

In connection with the offering by the Selling Shareholders of the Common Stock, as described in response to Item 1.01 of this Current Report on Form 8-K, the following exhibits are filed herewith in order to be incorporated by reference into the Registration Statement, the Base Prospectus and/or the Prospectus Supplement: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K), (ii) the opinion of counsel with respect to the validity of the Common Stock sold in the offering (Exhibit 5.1 to this Current Report on Form 8-K), and (iii) certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibit 99.1 to this Current Report on Form 8-K).

As part of its previously announced share repurchase program, pursuant to the Share Repurchase Agreement between the Company and Buck Holdings, dated March 25, 2012, which was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 26, 2012, concurrent with the closing of the secondary offering, the Company purchased 6,817,311 shares of Common Stock from Buck Holdings, L.P. for $44.00562 per share, which represents the price to the public in the secondary offering less underwriting discounts and commissions.  The share repurchase from Buck Holdings was funded with $300 million in borrowings under the Company’s senior secured asset-based revolving credit facility.

Item 9.01              Financial Statements and Exhibits.

(d)      Exhibits.  See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2012	DOLLAR GENERAL CORPORATION

	By:	/s/ Susan S. Lanigan
Susan S. Lanigan
Executive Vice President and General Counsel

Exhibit No.	Description of Exhibit
1.1

Underwriting Agreement, dated as of March 27, 2012, among the Company, the selling stockholders named therein, Citigroup Global Markets Inc., Goldman, Sachs & Co., KKR Capital Markets LLC, Barclays Capital Inc., J.P. Morgan Securities LLC and the other underwriters named therein.

4.1

Amended and Restated Credit Agreement, dated as of March 30, 2012, among Dollar General Corporation, as Borrower, CitiCorp North America, N.A. as Administrative Agent, and the other financial institutions from time to time party thereto.

5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC.

23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (included as part of Exhibit 5.1).

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (Registration No. 333-165800).